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THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (the “Third Amendment”) dated March 14, 2007, is by and among LEAF FINANCIAL CORPORATION, a Delaware corporation (“LEAF Financial”), and LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding” and together with LEAF Financial, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the various financial institutions and other Persons parties hereto (the “Lenders”), and National City Bank, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A. Pursuant to that certain Credit Agreement dated July 31, 2006, by and among the Borrowers, the Lenders, and the Agent, as amended by a First Amendment dated August 14, 2006 and a Second Amendment dated December 22, 2006 (as the same may be modified and amended from time to time, including by this Third Amendment, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the maximum aggregate principal amount of $150,000,000.

B. The Borrowers have requested an amendment to the Credit Agreement permitting certain Investments, to which the Lenders are willing to agree, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definitions. The following additional definitions shall be added to Article 1 of the Credit Agreement to read in their entirety as follows:

“Credit Card Business” means the business of providing merchant advance financing to small businesses (and activities reasonably incidental, complementary or substantially similar thereto).

“Credit Card Subsidiary” means, so long as such entities are engaged solely in the Credit Card Business, Merit Capital Advance, LLC, a Delaware limited liability company, Merit Capital Manager, LLC, a Delaware limited liability company, and LEAF Ventures.

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“LEAF Ventures” means LEAF Ventures, LLC, a Delaware limited liability company.

“Third Amendment” means the Third Amendment to this Agreement dated March 14, 2007.

(c) Amended Definition. The following definition in Article 1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Notwithstanding the foregoing, the term “Subsidiary” shall not include any LEAF SPE or any Credit Card Subsidiary (provided that any Credit Card Subsidiary shall still be deemed an “Affiliate” of the Borrowers for purposes of Section 10.9 hereof). Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of a Borrower.

2. Amendment to Section 10.4. Subsection (a) of Section 10.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Investments (i) identified on Schedule 6.8 or Schedule 10.4, together with any future transfers of Investments described on Schedule 6.8, subject to the additional covenants set forth on Schedule 6.8, and (ii) made by LEAF Financial in LEAF Ventures out of funds contributed to LEAF Financial (to the extent such Investments in LEAF Ventures not to exceed $5,500,000);”

3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and each Lender that, as to such Borrower:

(a) Representations. each of the representations and warranties of such Borrower contained in the Credit Agreement and/or the other Credit Documents are true, accurate and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b) Power and Authority. (i) such Borrower has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Third Amendment and any other documents which the Lenders require such Borrower to deliver hereunder (this Third Amendment and any such additional documents delivered in connection with the Third Amendment are herein referred to as the “Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due

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execution and full performance by the Borrower of this Third Amendment have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Third Amendment will constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by applicable insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors’ rights generally and the availability of equitable remedies);

(c) No Violations of Law or Agreements. the making and performance of this Third Amendment will not violate any provisions of any law or regulation, federal, state, local, or foreign, or the organizational documents of such Borrower, or result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which such Borrower or its property may be bound;

(d) No Default. no Default or Event of Default has occurred and is continuing; and

(e) No Material Adverse Effect. no Material Adverse Effect has occurred since July 31, 2006.

4. Conditions to Effectiveness of Amendment. This Third Amendment shall be effective upon the Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Lenders:

(a) Third Amendment. this Third Amendment, duly executed by the Borrowers and the Lenders;

(b) Consent and Waivers. copies of any consents or waivers necessary in order for the Borrowers to comply with or perform any of its covenants, agreements or obligations contained in any agreement, which are required as a result of the Borrowers’ execution of this Third Amendment, if any; and

(c) Other Documents and Actions. such additional agreements, instruments, documents, writings and actions as the Lenders may reasonably request.

5. No Waiver; Ratification. The execution, delivery and performance of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any Credit Document, or constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by any Borrower. Nothing contained herein constitutes an agreement or obligation by the Agent or any Lender to grant any further amendments to any of the Credit Documents.

6. Acknowledgments. To induce the Lenders to enter into this Third Amendment, each Borrower acknowledges, agrees, warrants, and represents that:

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                        (a) Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Borrowers; (ii) the liens and security interests granted to the Agent by the Borrowers pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests; and (iii) the Borrowers hereby waive any and all defenses, set-offs and counterclaims which they, whether jointly or severally, may have or claim to have against the Agent or any Lender as of the date hereof; and

(b) No Waiver of Existing Defaults. no Default or Event of Default exists immediately before or immediately after giving effect to this Third Amendment. Nothing in this Third Amendment nor any communication between the Agent, any Lender, any Borrower or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Agent or any Lender has against any Borrower under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

7. Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Governing Law. This Third Amendment and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the internal laws of the Commonwealth of Pennsylvania.

9. Headings. The headings of the sections of this Third Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Third Amendment.

10. Counterparts. This Third Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

LEAF FINANCIAL CORPORATION

By: ________________________________
Name:
Title:

LEAF FUNDING, INC.

By: ________________________________
Name:
Title:

Borrowers Signature Page
Third Amendment to Credit Agreement

ACKNOWLEDGEMENT OF GUARANTORS

The undersigned, each by its elected officer duly authorized as of the date set forth below, having previously executed and delivered to the Agent, pursuant to the Credit Agreement (the “Credit Agreement”) being amended by this Third Amendment (the “Third Amendment”), that certain Guaranty and Suretyship Agreement, dated July 31, 2006, (the “Guaranty”), securing the Obligations under the Credit Agreement, does hereby consent and agree to the above terms and conditions of this Third Amendment, together with the First Amendment, including, without limitation, specifically as to Section 5 of the Third Amendment amending the Guaranty, and confirms that the Guaranty is in full force and effect, without any setoff, counterclaim, deduction or other claim of avoidance of any nature (except as therein expressly provided).

RESOURCE AMERICA, INC.

By: _________________________
Name:
Title:

RESOURCE LEASING, INC.

By: _________________________
Name:
Title:
Dated this March 14, 2007

Guarantors Signature Page
Third Amendment to Credit Agreement

NATIONAL CITY BANK,
as Agent, Swingline Lender and as a Lender

By: ________________________________
Name:
Title:

Agent Signature Page
Third Amendment to Credit Agreement

HSH NORDBANK AG, NEW YORK BRANCH

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

Lender Signature Page
Third Amendment to Credit Agreement

SOVEREIGN BANK

By: ________________________________
Name:
Title:

Lender Signature Page
Third Amendment to Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION

By: ________________________________
Name:
Title:

Lender Signature Page
Third Amendment to Credit Agreement

COMMERCE BANK, N.A.

By: ________________________________
Name:
Title:

Lender Signature Page
Third Amendment to Credit Agreement

WACHOVIA BANK, NATIONAL
                       ASSOCIATION

By: ________________________________
Name:
Title: